UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2010

Vertro, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-30428 (Commission File Number)	88-0348835 (IRS Employer Identification No.)

143 Varick Street New York, New York (Address of principal executive offices)	10013 (Zip Code)

Registrant’s telephone number, including area code: (212) 231-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fıling is intended to simultaneously satisfy the fıling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03                      Material Modification to Rights of Security Holders.

On August 17, 2010, Vertro, Inc. (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation to effect a one-for-five reverse split of the Company’s common stock, $0.001 par value per share (the “Reverse Split”).  The complete text of the Certificate of Amendment is attached as Exhibit 3(i) and is incorporated by reference.  The Company’s common stock began trading on the NASDAQ Capital Market under the symbol “VTROD” on August 18, 2010, and is expected to resume trading under the symbol “VTRO” on Thursday, September 16, 2010.

Each stockholder will hold approximately the same percentage of common stock outstanding after the Reverse Split as held immediately prior to the Reverse Split, subject to adjustment for fractional shares. No fractional shares will be issued as a result of the Reverse Split.  Stockholders entitled to receive a fractional share interest following the Reverse Split will instead receive a cash payment determined by multiplying (i) the closing sale price of the Company’s common stock on August 16, 2010, as reported on the NASDAQ Capital Market ($0.45) by (ii) the number of shares of common stock held by the stockholder that would otherwise have been exchanged for the fractional share interest.

In connection with the Reverse Split, the par value of the Company’s common stock increased to $0.005 per share, and the number of shares of common stock that the board of directors is authorized to issue under its Certificate of Incorporation decreased to 40,000,000 shares.

Item 7.01                      Regulation FD Disclosure.

A copy of the Company’s press release, entitled “Vertro, Inc. Announces 1-For-5 Reverse Stock Split” is attached as Exhibit 99.1 and is incorporated herein by reference.

On August 17, 2010, the Company issued a press release entitled, “Vertro Releases Non-Financial Metrics for the first half of Q3 2010.” A copy of the Company’s press release is being furnished herewith as Exhibit 99.2.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.                                                                           Description

3(i)	Certificate of Amendment to Certificate of Incorporation, filed August 17, 2010

99.1	Press Release, dated August 17, 2010, entitled “Vertro, Inc. Announces 1-For-5 Reverse Stock Split”

99.2	Press Release, dated August 18, 2010, entitled “Vertro Releases Non-Financial Metrics for the First Half of Q3 2010”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vertro, Inc.

Date: August 18, 2010	By:	/s/ John B. Pisaris
John B. Pisaris
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.                                                                      Description

3(i)	Certificate of Amendment to Certificate of Incorporation, filed August 17, 2010

99.1	Press Release, dated August 17, 2010, entitled “Vertro, Inc. Announces 1-For-5 Reverse Stock Split”

99.2	Press Release, dated August 18, 2010, entitled “Vertro Releases Non-Financial Metrics for the First Half of Q3 2010”